UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 26, 2000


                              stereoscape.com, inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEW JERSEY                                               95-4598912
(STATE OR JURISDICTION           (COMMISSION                  (IRS EMPLOYER
   OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)

      3440 ROUTE 9 SOUTH, FREEHOLD, NEW JERSEY                07728
        (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code: (732) 462-7767

Item 2(a).  ACQUISITION OR DISPOSITION OF ASSETS

     On December 12, 2000 ("the closing date"), stereoscape.com, inc., ("stereoscape" or "the Company") acquired Marx Toys, Inc. ("Marx Toys"), a Florida Corporation located at 1800 NE 114th Street, North Miami, Florida 33181.

     Prior to the closing, all of the outstanding common shares of Marx Toys, Inc. were held by Jay Horowitz ("Horowitz") of North Miami, Florida, the sole shareholder, and at closing were converted into 15,000,000 shares of stereoscape common stock.

     Upon the transfer of the stereoscape shares to Horowitz, Marx Toys became a wholly owned subsidiary of stereoscape.

     There was no material relationship between Horowitz and stereoscape or any of its affiliates, any director or officer of stereoscape, or any associate of any such director or officer.

     Consideration for the acquisition was solely in the form of a stock for stock exchange.


Item 7(a). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Audited financial statements of Marx Toys, Inc. will be provided by amendment to this filing no later than February 23, 2001.

Item 7(b).  PRO FORMA FINANCIAL INFORMATION

     Po forma financial information which presents the effects of the acquisition of Marx Toys by the registrant as if the acquisition had been completed as of December 31, 1999 will be provided by amendment to this filing no later than February 23, 2001.

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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                              STEREOSCAPE.COM, INC.
                              ---------------------
                                  (Registrant)




Date:    December 26, 2000                     By:/s/ Mario Bassani
                                               ---------------------
                                                      Mario Bassani
                                                      Chairman
                                                      Chief Executive Officer



         December 26, 2000                     By:/s/ Gary B. Hyman
                                               ---------------------
                                                      Gary B. Hyman
                                                      Chief Financial Officer
                                                      Secretary
                                                      Director

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